UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      May 25, 2006
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     The 2006 Annual Meeting (the "Annual Meeting") of Shareholders for Hasbro, Inc. (the "Company") was held on May 25, 2006. Set forth below are the results of the votes taken at the Annual Meeting.

     Of the 174,450,518 shares of the Company's common stock outstanding as of the close of business on the April 3, 2006 record date, 161,304,349 shares were represented at the meeting.

     The Company's shareholders were voting on three matters at the Annual Meeting. Those three matters were the election of twelve directors, the selection of KPMG LLP as the independent registered public accounting firm for fiscal 2006 and a shareholder proposal entitled "Hasbro, Inc. - Global Human Rights Standards".

     The twelve nominees for election to the Board, for one-year terms ending at the 2007 Annual Meeting of Shareholders, were elected by the following votes:

     Name                       Votes For                 Votes Withheld

     Basil L. Anderson          160,036,820               1,267,529
     Alan R. Batkin             154,960,611               6,343,737
     Frank J. Biondi, Jr.       158,381,204               2,923,145
     John M. Connors, Jr.       160,291,246               1,013,102
     Michael W.O. Garrett       160,294,911               1,009,438
     E. Gordon Gee              158,838,160               2,466,189
     Jack M. Greenberg          160,031,307               1,273,042
     Alan G. Hassenfeld         156,824,634               4,479,715
     Claudine B. Malone         157,850,637               3,453,712
     Edward M. Philip           155,735,251               5,569,098
     Paula Stern                160,186,424               1,117,925
     Alfred J. Verrecchia       160,029,950               1,274,399

     The shareholders ratififed the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2006 by the following vote:

     For                  Against              Abstain

     152,991,151          7,409,561            903,637


     Finally, the shareholders rejected the "Hasbro, Inc. - Global Human Rights Standards" shareholder proposal by the following vote:

     For                  Against              Abstain              Broker
                                                                    Non-Votes

     13,030,333           119,541,680          16,515,125           12,217,210

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HASBRO, INC.
                                    ------------
                                    (Registrant)


Date: May 30, 2006                   By:  /s/ David D.R. Hargreaves
                                       --------------------------
                                    David D.R. Hargreaves
                                    Senior Vice President and Chief Financial
                                      Officer
                                    (Duly Authorized Officer)